Morgan Stanley Technology Fund
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date of    Price    Shares  %of     Total         Purcha   Broker
         Purchase   Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Amylin   01/16/03   $16.60   20,000  0.140%  $152,720,000  0.217%
Pharmace                                                            Goldma
uticals                                                               n,
                                                                     Sachs
                                                                    & Co.;
                                                                    Lehman
                                                                    Brothe
                                                                      rs
                                                                     Inc.;
                                                                     Banc
                                                                      of
                                                                    Americ
                                                                       a
                                                                    Securi
                                                                     ties
                                                                     LLC;
                                                                    Fortis
                                                                    Securi
                                                                     ties
                                                                     Inc.;
                                                                    Pruden
                                                                     tial
                                                                    Securi
                                                                     ties
                                                                    Incorp
                                                                    orated
                                                                       ;
                                                                    Morgan
                                                                    Keegan
                                                                       &
                                                                    Compan
                                                                      y,
                                                                     Inc.

Curagen  11/16/00   $41.00   19,100  0.001%  $196,800,000  0.010%
Corp.                                                               Lehman
                                                                    Brothe
                                                                      rs;
                                                                     Dain
                                                                    Rausch
                                                                      er
                                                                    Wessel
                                                                      s;
                                                                     Bear,
                                                                    Stearn
                                                                      s &
                                                                      Co.
                                                                     Inc.;
                                                                    Pruden
                                                                     tial
                                                                    Vector
                                                                    Health
                                                                     care
                                                                      (a
                                                                     unit
                                                                      of
                                                                    Pruden
                                                                     tial
                                                                    Securi
                                                                    ties);
                                                                    Thomas
                                                                    Weisel
                                                                    Partne
                                                                    rs LLC

Curagen  11/16/00   $41.00   11,500  0.001%  $196,800,000  0.006%
Corp.                                                               Lehman
                                                                    Brothe
                                                                      rs;
                                                                     Dain
                                                                    Rausch
                                                                      er
                                                                    Wessel
                                                                      s;
                                                                     Bear,
                                                                    Stearn
                                                                      s &
                                                                      Co.
                                                                     Inc.;
                                                                    Pruden
                                                                     tial
                                                                    Vector
                                                                    Health
                                                                     care
                                                                      (a
                                                                     unit
                                                                      of
                                                                    Pruden
                                                                     tial
                                                                    Securi
                                                                    ties);
                                                                    Thomas
                                                                    Weisel
                                                                    Partne
                                                                    rs LLC

AMN      11/12/01   $17.00   6,150   0.000%  $170,000,000  0.062%
Healthca                                                             Banc
re                                                                    of
Services                                                            Americ
/AHS                                                                   a
                                                                    Securi
                                                                     ties
                                                                     LLC;
                                                                      UBS
                                                                    Warbur
                                                                    g LLC;
                                                                     J.P.
                                                                    Morgan
                                                                    Securi
                                                                     ties
                                                                     Inc.;
                                                                     Bear,
                                                                    Stearn
                                                                      s &
                                                                      Co.
                                                                     Inc.;
                                                                    Credit
                                                                    Suisse
                                                                     First
                                                                    Boston
                                                                    Corpor
                                                                    ation;
                                                                    Deutsc
                                                                      he
                                                                     Banc
                                                                     Alex
                                                                     Brown
                                                                     Inc.;
                                                                    Lehman
                                                                    Brothe
                                                                      rs
                                                                     Inc.;
                                                                    Merril
                                                                       l
                                                                    Lynch,
                                                                    Pierce
                                                                       ,
                                                                    Fenner
                                                                       &
                                                                     Smith
                                                                    Incorp
                                                                    orated
                                                                       ;
                                                                    Morgan
                                                                    Stanle
                                                                      y &
                                                                      Co.
                                                                    Incorp
                                                                    orated
                                                                       ;
                                                                    Salomo
                                                                       n
                                                                     Smith
                                                                    Barney
                                                                     Inc.;
                                                                     U.S.
                                                                    Bancor
                                                                       p
                                                                     Piper
                                                                    Jaffra
                                                                       y
                                                                     Inc.;
                                                                    Advest
                                                                       ,
                                                                     Inc.;
                                                                    Robert
                                                                      W.
                                                                     Baird
                                                                     & Co.
                                                                    Incorp
                                                                    orated
                                                                       ;
                                                                    Willia
                                                                       m
                                                                     Blair
                                                                       &
                                                                    Compan
                                                                      y,
                                                                    L.L.C.
                                                                       ;
                                                                    Buckin
                                                                     gham
                                                                    Resear
                                                                      ch
                                                                    Group;
                                                                     First
                                                                    Southw
                                                                      est
                                                                    Compan
                                                                      y;
                                                                    Gerard
                                                                    Klauer
                                                                    Mattis
                                                                     on &
                                                                     Co.,
                                                                     Inc.;
                                                                    Jeffer
                                                                     ies &
                                                                    Compan
                                                                      y,
                                                                     Inc.;
                                                                     Legg
                                                                     Mason
                                                                     Wood
                                                                    Walker
                                                                       ,
                                                                    Incorp
                                                                    orated
                                                                       ;
                                                                    Morgan
                                                                    Keegan
                                                                       &
                                                                    Compan
                                                                      y,
                                                                     Inc.;
                                                                    Raymon
                                                                       d
                                                                     James
                                                                       &
                                                                    Associ
                                                                     ates,
                                                                     Inc.;
                                                                    SunTru
                                                                      st
                                                                    Robins
                                                                      on
                                                                    Humphr
                                                                      ey;
                                                                     Wells
                                                                     Fargo
                                                                      Van
                                                                    Kasper

Odyssey  06/13/01   $18.00   32,500  0.070%  $308,571,426  0.190%
RE                                                                   Banc
Holdings                                                              of
/ORH                                                                Americ
                                                                       a
                                                                    Securi
                                                                     ties
                                                                     LLC;
                                                                     CIBC
                                                                     World
                                                                    Market
                                                                       s
                                                                    Corp.;
                                                                     Bear,
                                                                    Stearn
                                                                      s &
                                                                      Co.
                                                                     Inc.;
                                                                     J.P.
                                                                    Morgan
                                                                    Securi
                                                                     ties
                                                                     Inc.;
                                                                      UBS
                                                                    Warbur
                                                                    g LLC;
                                                                      BMO
                                                                    Nesbit
                                                                       t
                                                                     Burns
                                                                    Corp.;
                                                                    Cochra
                                                                      n,
                                                                    Caroni
                                                                      a &
                                                                      Co.
                                                                     Inc.;
                                                                    Ferris
                                                                       ,
                                                                     Baker
                                                                    Watts,
                                                                     Inc.;
                                                                     Fox-
                                                                     Pitt,
                                                                    Kelton
                                                                     Inc.;
                                                                    Janney
                                                                    Montgo
                                                                     mery
                                                                     Scott
                                                                     LLC;
                                                                    Keefe,
                                                                    Bruyet
                                                                     te &
                                                                    Woods,
                                                                     Inc.;
                                                                     Legg
                                                                     Mason
                                                                     Wood
                                                                    Walker
                                                                       ,
                                                                    Incorp
                                                                    orated
                                                                     ; RBC
                                                                    Domini
                                                                      on
                                                                    Securi
                                                                     ties
                                                                    Corpor
                                                                    ation;
                                                                    Scotia
                                                                    Capita
                                                                       l
                                                                     (USA)
                                                                     Inc.